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Exhibit 99.5

ITEM 15. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a)
Documents filed as part of this report:

1.
Index to Financial Statements
See Table of Contents to Financial Statements included in Part II, Item 8 of this report.

2.
Index to Financial Statement Schedules:

Page
Schedule II—Valuation and Qualifying Accounts
PRIMEDIA Inc. and Subsidiaries
For the Year Ended December 31, 2003	S-1
For the Year Ended December 31, 2002	S-2
For the Year Ended December 31, 2001	S-3
Independent Auditors' Report on Schedule	S-4

        All schedules, except those set forth above, have been omitted since the information required to be submitted has been included in the Consolidated Financial Statements or Notes thereto or has been omitted as not applicable or not required.

  3.
  Exhibits

Refer to Exhibit Index on Pages E-1 through E-5 which is incorporated herein by reference	E-1
(c)
Exhibits

        Exhibits listed in Item 15(a)(3) are incorporated herein by reference

SCHEDULE II

        PRIMEDIA INC. AND SUBSIDIARIES
VALUATION AND QUALIFYING ACCOUNTS
For the Year Ended December 31, 2003
(dollars in thousands)

Description	Balance at Beginning of Period	Charged to Costs and Expenses		Charged to Other Accounts		Deductions(2)	Assets Held for Sale(7)	Balance at End of Period
Accounts receivable
Allowance for doubtful accounts	$17,629	$5,049		$2,864	(1)	$(13,733)	$(676)	$10,798
				(582	)(3)
				247	(9)
Allowance for returns and rebates	$9,428	$7,195		$(2,394	)(3)	$(6,760)	$(203)	$7,266
Inventory
Allowance for obsolescence	$2,814	$484		$(51	)(3)	$(913)	$(6)	$2,328
Accumulated amortization
Goodwill	$1,379,147	$28,163	(4)	$(142,109	)(3)	—	$(17,546)	$1,247,655
Other intangibles	$924,976	$32,468		$(67,839	)(3)	$(5,552)	$(145,967)	$745,364
		7,090	(4)	188	(8)
Deferred financing costs	$12,923	$3,462		—		—	—	$18,567
		2,182	(5)
Deferred wiring and installation costs	$69,063	$8,044		—		—	—	$77,107
Programming costs	$42,223	$7,944		—		$(129)	—	$52,841
		2,803	(6)
Direct-response advertising costs	$81,621	$19,373		$(4,961	)(3)	$(45,462)	$(9,386)	$41,185

Notes:

(1)
Increases in related valuation account result from the recovery of amounts previously written off.

(2)
Deductions from related valuation account result from write-offs and returns, as applicable, related to accounts receivable and inventory and write-offs of fully amortized amounts.

(3)
Deductions from related valuation account result principally from divestitures.

(4)
Represents impairment recognized under SFAS 142 and 144.

(5)
Write-off of unamortized issuance cost related to the Company's redemption of the 10 1/4% and 8 1/2% Senior Notes of $2,153 and exchanges in the fourth quarter of 2003 of its Series D Exchangeable Preferred Stock of $29. These write-offs are included in other, net in the Company's Statement of Consolidated Operations for the year ended December 31, 2003.

(6)
Represents impairments of certain deferred programming assets at Workplace Learning.

(7)
Represents assets held for sale for New York magazine and Kagan World Media.

(8)
Represents amortization expense related to discontinued operations.

(9)
Represents bad debt expense related to discontinued operations.

  SCHEDULE II

  PRIMEDIA INC. AND SUBSIDIARIES

  VALUATION AND QUALIFYING ACCOUNTS
  For the Year Ended December 31, 2002

  (dollars in thousands)

Description	Balance at Beginning of Period	Charged to Costs and Expenses		Charged to Other Accounts		Deductions(2)	Balance at End of Period
Accounts receivable
Allowance for doubtful accounts	$20,099	$12,988		$3,888	(1)	$(19,569)	$17,629
				(2,172	)(3)
				2,395	(8)
Allowance for returns and rebates	$9,956	$10,632		$—		$(11,160)	$9,428
Inventory
Allowance for obsolescence	$1,643	$408		$813	(1)	$(50)	$2,814
Accumulated amortization
Goodwill	$1,006,404	$93,467	(4)	$329,659	(5)	$—	$1,379,147
				(55,393	)(3)
				5,010	(6)
Other intangibles	$817,364	$49,815		$58,849	(5)	$(2,462)	$924,976
		45,673	(4)	(55,060	)(3)
				10,797	(6)
Deferred financing costs	$8,911	$3,469		$—		$(273)	$12,923
		816	(7)
Deferred wiring and installation costs	$56,449	$11,239		$—		$(2,584)	$69,063
		3,959	(4)
Prepublication and programming costs	$35,196	$7,186		$—		$(159)	$42,223
Direct-response advertising costs	$116,700	$27,270		$(18,619	)(3)	$(43,730)	$81,621

Notes:

(1)
Increases in related valuation account result from the recovery of amounts previously written off.

(2)
Deductions from related valuation account result from write-offs and returns, as applicable, related to accounts receivable, inventory and deferred financing costs and write-offs of fully amortized amounts.

(3)
Deductions from related valuation account result principally from divestitures.

(4)
Represents impairments including those under SFAS 142 and 144.

(5)
Represents impairments related to the adoption of SFAS 142 which were recorded as a cumulative effect of a change in accounting principle.

(6)
Represents amortization expense and impairments related to discontinued operations.

(7)
Write-off of unamortized issuance costs related to the Company's repurchase of certain Senior Notes in 2002.

(8)
Represents bad debt expense related to discontinued operations.

  SCHEDULE II

  PRIMEDIA INC. AND SUBSIDIARIES

  VALUATION AND QUALIFYING ACCOUNTS
  For the Year Ended December 31, 2001

  (dollars in thousands)

Description	Balance at Beginning of Period	Charged to Costs and Expenses		Charged to Other Accounts		Deductions(2)	Balance at End of Period
Accounts receivable
Allowance for doubtful accounts	$17,111	$10,533		$4,142	(1)	$(14,010)	$20,099
				(158	)(3)
				2,481	(6)
Allowance for returns and rebates	$13,166	$4,798		$(290	)(3)	$(7,718)	$9,956
Inventory
Allowance for obsolescence	$3,186	$669		$(195	)(3)	$(2,017)	$1,643
Accumulated amortization
Goodwill	$441,676	$581,106	(4)	$(5,905	)(3)	$(29,244)	$1,006,404
				18,771	(5)
Other intangibles	$765,224	$79,142	(4)	$(32,534	)(3)	$(12,641)	$817,364
				18,173	(5)
Deferred financing costs	$12,456	$3,700		$—		$(7,245)	$8,911
Deferred wiring and installation costs	$42,055	$16,380		$(1,986	)(3)	$—	$56,449
Prepublication and programming costs	$28,312	$7,171		$(287	)(3)	$—	$35,196
Direct-response advertising costs	$98,194	$26,624		$—		$(8,118)	$116,700

Notes:

(1)
Increases in related valuation account result from the recovery of amounts previously written off.

(2)
Deductions from related valuation account result from write-offs and returns, as applicable, related to accounts receivable, inventory and deferred financing costs and write-offs of fully amortized amounts.

(3)
Deductions from related valuation account result principally from divestitures.

(4)
Includes impairments of $427,016.

(5)
Represents amortization expense and impairments related to discontinued operations.

(6)
Represents bad debt expense related to discontinued operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
PRIMEDIA Inc.
New York, New York:

        We have audited the consolidated balance sheets of PRIMEDIA Inc. and subsidiaries (the "Company") as of December 31, 2003 and 2002, and the related statements of consolidated operations, shareholders' deficiency and consolidated cash flows for each of the three years in the period ended December 31, 2003, and have issued our report thereon dated February 27, 2004 (September 13, 2004 as to Notes 4 and 28) (which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph referring to the Company's adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, effective January 1, 2001, Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" and Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," effective January 1, 2002, the recognition provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," as amended, effective January 1, 2003, and Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", effective July 1, 2003), such financial statements and report are included elsewhere in this Form 8-K. Our audits also included the financial statement schedules of the Company, listed in Item 15. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

DELOITTE & TOUCHE LLP

New York, New York
February 27, 2004
(September 13, 2004 as to Notes 4 and 28)

EXHIBIT INDEX

2.1	—Agreement and Plan of Merger among PRIMEDIA Inc., Abracadabra Acquisition Corporation and About.com, Inc. dated as of October 29, 2000(14)
2.2	—Stock Purchase Agreement dated as of July 1, 2001, among Emap PLC, Emap America Partners, Emap Inc. and PRIMEDIA Inc.(17)
3.1	—Certificate of Incorporation of K-III(4)
3.2	—Certificate of Amendment to Certificate of Incorporation of K-III (changing name from K-III to PRIMEDIA Inc.)(10)
3.3	—Certificate of Amendment to Certificate of Incorporation of PRIMEDIA Inc.(20)
3.4	—Certificate of Designations of the Series D Preferred Stock(7)
3.5	—Certificate of Designations of the Series F Preferred Stock(9)
3.6	—Certificate of Designations of the Series H Preferred Stock(11)
3.7	—Certificate of Designations of the Series K Preferred Stock(18)
3.8	—Certificate of Designations of the Series J Preferred Stock(18)
3.9	—Amended and Restated By-laws of K-III.(4)
3.10	—Certificate of Incorporation of Intertec Publishing Corporation(2)
3.11	—Certificate of Amendment to Certificate of Incorporation of Intertec Publishing Corporation (changing name to PRIMEDIA Intertec Corporation)(12)
3.12	—Certificate of Amendment to Certificate of Incorporation of Intertec Publishing Corporation (changing name from PRIMEDIA Intertec Corporation to Intertec Publishing Corporation)(13)
3.13	—Amended and Restated By-laws of Intertec Publishing Corporation(2)
3.14	—Certificate of Amendment to Certificate of Incorporation of PRIMEDIA Business Magazines & Media Inc. (changing name from Intertec Publishing Corporation)(18)
3.15	—Certificate of Incorporation of Newbridge Communications, Inc.(2)
3.16	—Certificate of Amendment to Certificate of Incorporation of Newbridge Communications, Inc. (changing name to Films for the Humanities and Sciences, Inc.)(10)
3.17	—By-laws of Newbridge Communications, Inc.(2)
3.18	—Certificate of Incorporation of K-III Directory Corporation(1)
3.19	—Certificate of Amendment to Certificate of Incorporation of K-III Directory Corporation (changing name to PRIMEDIA Information Inc.)(10)
3.20	—By-laws of K-III Directory Corporation(1)
3.21	—Certificate of Incorporation of K-III Magazine Corporation.(2)
3.22	—Certificate of Amendment to Certificate of Incorporation of K-III Magazine Corporation (changing name to PRIMEDIA Magazines Inc.)(10)
3.23	—By-laws of K-III Magazine Corporation(2)
3.24	—Certificate of Incorporation of K-III Magazine Finance Corporation(2)
3.25	—Certificate of Amendment to Certificate of Incorporation of K-III Magazine Finance Corporation (changing name to PRIMEDIA Magazines Finance Inc.)(10)
3.26	—By-laws of K-III Magazine Finance Corporation(2)
3.27	—Certificate of Incorporation of K-III Holdings Corporation III(2)
3.28	—Certificate of Amendment to Certificate of Incorporation of K-III Holdings Corporation III (changing name to PRIMEDIA Holdings III Inc.)(10)
3.29	—By-laws of K-III Holdings Corporation III(2)
3.30	—Certificate of Incorporation of Haas Publishing Companies, Inc.(3)
3.31	—By-laws of Haas Publishing Companies, Inc.(3)
3.32	—Certificate of Incorporation of Channel One Communications Corporation(5)
3.33	—By-laws of Channel One Communications Corporation(5)

3.34	—Certificate of Incorporation of PJS Publications, Inc.(5)
3.35	—Certificate of Amendment to Certificate of Incorporation of PJS Publications, Inc. (changing name to PRIMEDIA Special Interest Publications Inc.)(10)
3.36	—By-laws of PJS Publications, Inc.(5)
3.37	—Certificate of Incorporation of Hacienda Productions, Inc.(22)
3.38	—By-laws of Hacienda Productions, Inc.(22)
3.39	—Certificate of Incorporation of HPC Brazil, Inc.(22)
3.40	—By-laws of HPC Brazil, Inc.(22)
3.41	—Certificate of Incorporation of Motor Trend Auto Shows Inc.(23)
3.42	—By-laws of Motor Trend Auto Inc.(23)
3.43	—Certificate of Incorporation of Kagan Media Appraisals, Inc.(22)
3.44	—By-laws of Kagan Media Appraisals, Inc.(22)
3.45	—Certificates of Incorporation of Kagan Seminars, Inc.(22)
3.46	—By-laws of Kagan Seminars, Inc.(22)
3.47	—Certificate of Incorporation of Kagan World Media, Inc.(22)
3.48	—By-laws of Kagan World Media, Inc.(22)
3.49	—Certificate of Incorporation of Paul Kagan Associates, Inc.(22)
3.50	—By-laws of Paul Kagan Associates, Inc.(22)
3.51	—Certificate of Incorporation of PRIMEDIA Finance Shares Services Inc.(22)
3.52	—By-laws of PRIMEDIA Finance Shares Services Inc.(22)
3.53	—Certificate of Formation of PRIMEDIA Workplace Learning LLC(22)
3.54	—Limited Liability Company Agreement of PRIMEDIA Workplace Learning LLC(22)
3.55	—Certificate of Limited Partnership of PRIMEDIA Workplace Learning LP(22)
3.56	—Limited Partnership Agreement of PRIMEDIA Workplace Learning LP(22)
3.57	—Certificate of Incorporation of McMullen Argus Publishing, Inc.(8)
3.58	—By-laws of McMullen Argus Publishing, Inc.(8)
3.59	—Certificate of Formation of Cover Concepts Marketing Services, LLC(10)
3.60	—Limited Liability Company Agreement of Cover Concepts Marketing Services, LLC(10)
3.61	—Certificate of Incorporation of CSK Publishing Company Incorporated(10)
3.62	—By-laws of CSK Publishing Company Incorporated(10)
3.63	—Certificate of Incorporation of GO LO Entertainment, Inc.(22)
3.64	—By-laws of GO LO Entertainment, Inc.(22)
3.65	—Certificate of Incorporation of IntelliChoice, Inc.(10)
3.66	—By-laws of IntelliChoice, Inc.(10)
3.67	—Certificate of Incorporation of Canoe & Kayak, Inc.(10)
3.68	—By-laws of Canoe & Kayak, Inc.(10)
3.69	—Certificate of Amendment to Certificate of Incorporation of Cowles Enthusiast Media, Inc. (changing name to PRIMEDIA Enthusiast Publications, Inc.)(12)
3.70	—Certificate of Incorporation of Cowles Enthusiast Media, Inc.(10)
3.71	—By-laws of Cowles Enthusiast Media, Inc.(10)
3.72	—Certificate of Incorporation of Cowles/Simba Information, Inc.(10)
3.73	—Certificate of Amendment to Certificate of Incorporation of Cowles/Simba Information, Inc. (changing name to Simba Information Inc.)(12)
3.74	—By-laws of Cowles/Simba Information, Inc.(10)
3.75	—Certificate of Incorporation of The Virtual Flyshop, Inc.(10)
3.76	—By-laws of The Virtual Flyshop, Inc.(10)
3.77	—Certificate of Incorporation of PRIMEDIA Companies Inc.(18)
3.78	—By-Laws of PRIMEDIA Companies, Inc.(18)

3.79	—Certificate of Incorporation of PRIMEDIA Leisure Group Inc.(18)
3.80	—By-Laws of PRIMEDIA Leisure Group Inc.(18)
3.81	—Certificate of Incorporation of PRIMEDIA Specialty Group Inc.(18)
3.82	—By-Laws of PRIMEDIA Specialty Group Inc.(18)
3.83	—Certificate of Incorporation of Media Central IP Corp.
3.84	—By-laws of Media Central IP Corp.
4.1	—10 1/4% Senior Note Indenture (including form of note and form of guarantee)(5)
4.2	—8 1/2% Senior Note Indenture (including forms of note and guarantee)(6)
4.3	—Form of Class D Subordinated Debenture Indenture (including form of debenture)(7)
4.4	—Form of Class F Subordinated Debenture Indenture (including form of debenture)(9)
4.5	—Form of Class H Subordinated Debenture Indenture (including form of debenture)(11)
4.6	—7 5/8% Senior Note Indenture (including form of note and form of guarantee)(11)
4.7	—8 7/8% Senior Note Indenture (including forms of note and guarantee)(16)
4.8	—8% Senior Note Indenture (including form of note and form of guarantee)(23)
10.1	—Credit Agreement dated as of June 20, 2001, with The Chase Manhattan Bank, as administrative agent, Bank of America N.A., as syndication agent, and The Bank of New York and The Bank of Nova Scotia, as co-documentation agents(18)
10.2	—Forms of Pledge Agreement, Subsidiary Guaranty and Contribution Agreement (with respect to Exhibit 10.1)(18)
10.3	—First Amendment, dated as of June 31, 2003, with JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as administrative agent, Bank of America N.A., as syndication agent, and The Bank of New York and The Bank of Nova Scotia, as co-documentation agents(24)
†10.4	—Form of Amended and Restated K-III 1992 Stock Purchase and Option Plan(4)
†10.5	—Amendment No. 1 to the 1992 Stock Purchase and Option Plan Amended and Restated as of March 5, 1997(8)
†10.6	—Form of Common Stock Purchase Agreement between K-III and senior management(2)
†10.7	—Form of Common Stock Purchase Agreement between K-III and various purchasers(2)
†10.8	—Form of Non-Qualified Stock Option Agreement between K-III and various employees(2)
10.9	—Form of Common Stock Purchase Agreement between K-III and senior management(2)
10.10	—Form of Common Stock Purchase Agreement between K-III and various purchasers(2)
10.11	—Form of Securities Purchase Agreement between PRIMEDIA Inc. and KKR 1996 Fund L.P.(12)
†10.12	—Form of Non-Qualified Stock Option Agreement between K-III and various employees(2)
†10.13	—Form of Incentive and Performance Stock Option Agreement under the PRIMEDIA Inc. Stock Purchase and Options Plan(20)
10.14	—Amended Registration Rights Agreement dated as of February 5, 1998, among PRIMEDIA Inc., KKR 1996 Fund L.P., MA Associates, L.P., FP Associates, L.P., Magazine Associates, L.P., Publishing Associates, L.P., Channel One Associates, L.P. and KKR Partners II, L.P. with respect to common stock of K-III(12)
10.15	—Securities Purchase Agreement (Common) dated as of August 24, 2001, between PRIMEDIA Inc. and KKR 1996 Fund L.P.(18)
10.16	—Securities Purchase Agreement (Preferred) dated as of August 24, 2001, between PRIMEDIA Inc. and KKR 1996 Fund L.P.(18)
10.17	—Stock Option Agreement dated as of July 26, 2002, between PRIMEDIA Inc. and Capstone Consulting LLC(22)
†10.18	—Executive Incentive Compensation Plan(5)
†10.19	—1995 Restoration Plan(5)
†10.20	—Agreement, dated as of October 14, 2003, between PRIMEDIA Inc. and Kelly Conlin

†10.21	—Agreement, dated as of October 27, 1999, between PRIMEDIA Inc. and Thomas S. Rogers and Amendment I dated as of October 27, 1999(13)
†10.22	—Stock Option Agreement dated December 3, 1999 between PRIMEDIA Inc. and Thomas Rogers(18)
†10.23	—Agreement dated February 25, 2000 between PRIMEDIA Inc. and David Ferm(17)
†10.24	—Amendment dated as of June 20, 2002 and Amendment dated as of August 20, 2002 to Agreement dated February 25, 2000 between PRIMEDIA Inc. and David Ferm(22)
†10.25	—Incentive and Performance Stock Option Agreement under the 1992 PRIMEDIA Inc. Stock Purchase and Option Plan, as amended, dated July 1, 2002 between PRIMEDIA Inc. and David Ferm(21)
†10.26	—Separation and Release Agreement dated as of December 31, 2003 by and between David Ferm and PRIMEDIA Inc.
†10.27	—Agreement dated April 19, 2002, between PRIMEDIA Inc. and Charles McCurdy(19)
†10.28	—Option Extension Agreement dated April 7, 2001, between PRIMEDIA Inc. and Charles McCurdy(18)
†10.29	—Separation Agreement dated as of December 2, 2003, between Charles G. McCurdy and PRIMEDIA Inc.
†10.30	—Agreement dated April 2, 2001, between PRIMEDIA Inc. and Beverly Chell(18)
†10.31	—Option Extension Agreement dated April 7, 2001, between PRIMEDIA Inc. and Beverly Chell(18)
†10.32	—Separation and Release Agreement dated as of February 12, 2004, between Thomas S. Rogers and PRIMEDIA Inc.
†10.33	—Letter Agreement dated April 1, 1998, between Robert Metz and Haas Publishing Companies, Inc.
†10.34	—PRIMEDIA Inc. 2001 Stock Incentive Plan(15)
21	—Subsidiaries of PRIMEDIA
23	—Independent Auditors' Consent
31.1	—Certification of Kelly P. Conlin Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.2	—Certification by Matthew A. Flynn Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
31.3	—Certification by Robert J. Sforzo Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
32.1	—Certification by Kelly P. Conlin Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.2	—Certification by Matthew A. Flynn Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
32.3	—Certification by Robert J. Sforzo Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(1)
Incorporated by reference to K-III Communications Corporation's Annual Report on Form 10-K for the year ended December 31, 1992, File No. 1-11106.

(2)
Incorporated by reference to K-III Communications Corporation's Registration Statement on Form S-1, File No. 33-46116.

(3)
Incorporated by reference to K-III Communications Corporation's Registration Statement on Form S-1, File No. 33-77520.

(4)
Incorporated by reference to K-III Communications Corporation's Registration Statement on Form S-1, File No. 33-96516.

(5)
Incorporated by reference to K-III Communications Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, File No. 1-11106.

(6)
Incorporated by reference to K-III Communications Corporation's Form 10-K for the year ended December 31, 1995, File No. 1-11106.

(7)
Incorporated by reference to K-III Communications Corporation's Registration Statement on Form S-4, File No. 333-03691.

(8)
Incorporated by reference to K-III Communications Corporation's Annual Report on Form 10-K for the year ended December 31, 1996, File No. 1-11106.

(9)
Incorporated by reference to K-III Communications Corporation's Registration Statement on Form S-4, File No. 333-38451.

(10)
Incorporated by reference to K-III Communications Corporation's Annual Report on Form 10-K for the year ended December 31, 1997, File No. 1-11106.

(11)
Incorporated by reference to PRIMEDIA Inc.'s Registration Statement on Form S-4, File No. 333-51891.

(12)
Incorporated by reference to K-III Communications Corporation's Annual Report on Form 10-K for the year ended December 31, 1998, File No. 1-11106.

(13)
Incorporated by reference to PRIMEDIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999, File No. 1-11106.

(14)
Incorporated by reference to PRIMEDIA Inc.'s Registration Statement on Form S-4, File No. 333-54540.

(15)
Incorporated by reference to PRIMEDIA Inc.'s Registration Statement on Form S-8, File No. 333-56300.

(16)
Incorporated by reference to Exhibit 4.7 filed with PRIMEDIA Inc.'s Registration Statement Form S-4 (Registration No 333-67804).

(17)
Incorporated by reference to PRIMEDIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, File No. 1-11106.

(18)
Incorporated by reference to PRIMEDIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001, File No. 1-11106.

(19)
Incorporated by reference to PRIMEDIA Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, File No. 1-11106.

(20)
Incorporated by reference to PRIMEDIA Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, File No. 1-11106.

(21)
Incorporated by reference to PRIMEDIA Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, File No. 1-11106.

(22)
Incorporated by reference to PRIMEDIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002, File No. 1-11106

(23)
Incorporated by reference to PRIMEDIA Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003, File N0. 1-11106.

(24)
Incorporated by reference to PRIMEDIA Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, File N0. 1-11106.

†
Executive contract or compensation plan or arrangement.

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  Exhibit 99.5
  SCHEDULE II
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
EXHIBIT INDEX